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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

      Date of Report (Date of earliest event reported): SEPTEMBER 22, 1999


                         THE ARNOLD PALMER GOLF COMPANY
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             (Exact name of registrant as specified in its charter)


 TENNESSEE                        0-921                       62-0331019
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(State of                 (Commission File No.)             (IRS Employer
incorporation)                                              Identification No.)


               6201 MOUNTAIN VIEW ROAD, OOLTEWAH, TENNESSEE 37363
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          (Address of principal executive offices, including zip code)

                                 (423) 238-5890
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              (Registrant's telephone number, including area code)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On September 22, 1999, at a Special Meeting, the shareholders of The Arnold Palmer Golf Company (the "Company") approved the Agreement and Plan of Merger dated June 3, 1999, as amended (the "Merger Agreement"), by and among the Company, APGC Holdings Company, LLC, ("Holdings") and APGC Acquisition Corp. ("Merger Sub") whereby Merger Sub has been merged with and into the Company with the Company as the surviving corporation (the "Merger"). The Company filed Articles of Merger with the Secretary of State of Tennessee on September 22, 1999, and the Merger became effective on that date. As a result of the Merger, each share of the Company's issued and outstanding stock prior to the Merger, other than shares held by Holdings and the continuing shareholders identified below, was converted into the right to receive $1.20 in cash, totalling $2,795,979.60 in the aggregate. The funds for the consummation of the Merger were provided through cash contributions by the members of Holdings.

         As a result of the Merger and the transactions consummated in connection therewith, each outstanding share of the Company's Common Stock, other than 1,000 Company Shares held by each of Arnold D. Palmer, John T. Lupton and the Thomas Cartter Lupton Trust f/b/o John T. Lupton (the "Continuing Shareholders"), is owned by Holdings. The Continuing Shareholders each hold an approximate 0.06% direct equity interest in the Company. John T. Lupton, through his membership interest in Holdings, holds an approximate 63.5% indirect equity interest in the Company. The Lupton Trust, through its membership interest in Holdings, holds an approximate 20.3% indirect equity interest in the Company. Arnold D. Palmer, through his membership interest in Holdings, holds an approximate 14.0% indirect equity interest in the Company. Cindy L. Davis, through her membership interest in the Holdings, holds an approximate 2.0% indirect equity interest in the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

              (a) Not Applicable.

              (b) Not Applicable.

              (c) Exhibits. The following exhibit is being filed herewith:

                  2.1 Agreement and Plan of Merger dated June 3, 1999, by and between the Company, APGC Holdings Company, LLC, and APGC Acquisition Corp.*

                  28.1  Press Release of the Company dated September 22, 1999

              * Incorporated by reference from the Company's Form 8-K filed with the Securities and Exchange Commission on June 4, 1999.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



September 22, 1999                    THE ARNOLD PALMER GOLF COMPANY


                                      By:    /s/ David J. Kirby
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                                         David J. Kirby, Vice President Finance